Contact:	Doug Guarino	Director of Corporate Relations	781-647-3900
	Jon Russell	Vice President of Finance
INVERNESS MEDICAL INNOVATIONS ANNOUNCES
FOURTH QUARTER 2009 RESULTS
WALTHAM, MA...February 17, 2010...Inverness Medical Innovations, Inc. (NYSE: IMA), a global leader in enabling individuals to take charge of their health at home through the merger of rapid diagnostics and health management, today announced its financial results for the quarter ended December 31, 2009.
Financial results for the fourth quarter of 2009:
•	Net revenue of $546.2 million for the fourth quarter of 2009, compared to $432.5 million for the fourth quarter of 2008.

•	Reported revenues exclude revenues of $35.9 million for the fourth quarter of 2009 and $26.8 million for the fourth quarter of 2008 related to our Nutritionals business. As a result of our decision to sell the Nutritionals business, we have classified the business as a discontinued operation for financial reporting purposes.

•	North American influenza sales totaled $39.7 million for the fourth quarter of 2009, compared to $8.4 million for the fourth quarter of 2008.

•	Recent acquisitions contributed $66.1 million of incremental net revenue, compared to the fourth quarter of 2008.

•	GAAP net loss available to common stockholders and loss per share of $3.1 million and $0.04 per common share, compared to GAAP net income available to common stockholders and earnings per share of $10.9 million and $0.14 per diluted common share, for the fourth quarter of 2008.

•	Adjusted cash basis net income available to common stockholders and earnings per share of $64.2 million and $0.71 per diluted common share, compared to $54.7 million and $0.66 per diluted common share, for the fourth quarter of 2008.
The Company’s GAAP results for the fourth quarter of 2009 include amortization of $71.9 million, $6.9 million of restructuring charges, $7.9 million of stock-based compensation expense, a $1.4 million charge associated with the write-up to fair market value of inventory acquired in connection with the acquisition of Concateno plc, $4.3 million of acquisition-related costs recorded in accordance with our adoption of ASC 805, Business Combinations, $1.8 million of expense incurred in connection with the disposal of our Nutritionals business, $1.8 million of expense recorded for fair value adjustments to acquisition-related contingent consideration obligations and a $3.2 million write-down in the carrying value of a facility. GAAP results for the fourth quarter of 2008 include amortization of $60.3 million, $5.0 million of restructuring charges and $6.7 million of stock-based compensation expense. These amounts, net of tax, have been excluded from the adjusted cash basis net income per common share for the respective quarters.
A detailed reconciliation of the Company’s adjusted cash basis net income, which is a non-GAAP financial measure, to net income (loss) under GAAP, as well as a discussion regarding this non-GAAP financial measure, is included in the schedules to this press release. Additionally, we have posted on the Inverness website at www.invmed.com a reconciliation on a GAAP and non-GAAP basis of the impacts of the treatment of our Nutritionals business as a discontinued operation for the quarters and the years ended December 31, 2009 and 2008.
The Company will host a conference call beginning at 10:00 a.m. (Eastern Time) today, February 17, 2010, to discuss these results as well as other corporate matters. During the conference call, the Company may answer questions concerning business and financial developments and trends and other business and financial matters. The Company’s responses to these questions, as well as other matters discussed during the conference call, may contain or constitute information that has not been previously disclosed.
The conference call may be accessed by dialing 706-679-1656 (domestic and international), an access code is not required, or via a link on the Inverness website at www.invmed.com. It is also available via link at
http://event.meetingstream.com/r.htm?e=184461&s=1&k=1A14C774F5FD857C8CEABC667F76C662. An archive of the call will be available from the same link approximately two hours after the conclusion of the live call and will be accessible for 60 days. Additionally, reconciliations to non-GAAP financial measures not included in this press release that may be discussed during the call will also be available at the Inverness website (www.invmed.com/News.cfm) shortly before the conference call begins and will continue to be available on this website.
For more information about Inverness Medical Innovations, please visit our website at http://www.invernessmedical.com.
By developing new capabilities in near-patient diagnosis, monitoring and health management, Inverness Medical Innovations enables individuals to take charge of improving their health and quality of life at home. Inverness’ global leading products and services, as well as its new product development efforts, focus on infectious disease, cardiology, oncology, drugs of abuse and women’s health. Inverness is headquartered in Waltham, Massachusetts.
Source: Inverness Medical Innovations

Inverness Medical Innovations, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and
Reconciliation to Non-GAAP Adjusted Cash Basis Amounts
(in $000s, except per share amounts)

	Three Months Ended December 31, 2009					Three Months Ended December 31, 2008
				Non-GAAP					Non-GAAP
				Adjusted					Adjusted
		Non-GAAP		Cash			Non-GAAP		Cash
	GAAP	Adjustments		Basis (a)		GAAP	Adjustments		Basis (a)
Net product sales and services revenue	$537,684	$—		$537,684		$428,110	$—		$428,110
License and royalty revenue	8,487	—		8,487		4,350	—		4,350

Net revenue	546,171	—		546,171		432,460	—		432,460
Cost of net revenue	244,592	(16,876	)(b) (c) (d) (e)	227,716		187,077	(11,220	)(b) (c) (d)	175,857

Gross profit	301,579	16,876		318,455		245,383	11,220		256,603

Gross margin	55%			58%		57%			59%
Operating expenses:
Research and development	32,037	(2,887	)(b) (c) (d)	29,150		25,402	(2,506	)(b) (c) (d)	22,896
Selling, general and administrative	234,422	(75,845	)(b) (c) (d) (f) (g) (h)	158,577		186,303	(56,525	)(b) (c) (d)	129,778
Total operating expenses	266,459	(78,732)		187,727		211,705	(59,031)		152,674
Operating income from continuing operations	35,120	95,608		130,728		33,678	70,251		103,929
Interest and other income (expense), net	(34,728)	196	(c)	(34,532)		(18,754)	147	(c)	(18,607)

Income from continuing operations before provision (benefit) for income taxes	392	95,804		96,196		14,924	70,398		85,322
Provision (benefit) for income taxes	2,726	31,271	(j)	33,997		(2,924)	28,171	(j)	25,247

(Loss) income from continuing operations before equity earnings of unconsolidated entities, net of tax	(2,334)	64,533		62,199		17,848	42,227		60,075
Equity earnings of unconsolidated entities, net of tax	2,087	1,629	(b) (c)	3,716		(119)	1,505	(b) (c)	1,386

(Loss) income from continuing operations	(247)	66,162		65,915		17,729	43,732		61,461
Income (loss) from discontinued operations, net of tax	3,034	1,129	(b) (i)	4,163		(1,316)	33	(b)	(1,283)

Net income	$2,787	$67,291		$70,078		$16,413	$43,765		$60,178

Preferred stock dividends	$(5,916)			$(5,916)		$(5,490)			$(5,490)

Net (loss) income available to common stockholders	$(3,129)			$64,162		$10,923			$54,688

Net (loss) income from continuing operations per common share:
Basic	$(0.08)			$0.72		$0.16			$0.72

Diluted	$(0.08) (k)			$0.67	(m)	$0.16 (l)			$0.67	(n)

Net income (loss) from discontinued operations per common share:
Basic	$0.04			$0.05		$(0.02)			$(0.02	)(n)

Diluted	$0.04 (k)			$0.04	(m)	$(0.02) (l)			$(0.02)

Net (loss) income per common share:
Basic	$(0.04)			$0.77		$0.14			$0.70

Diluted	$(0.04) (k)			$0.71	(m)	$0.14 (l)			$0.66	(n)

Weighted average common shares — basic	83,211			83,211		78,217			78,217

Weighted average common shares — diluted	83,211 (k)			100,431	(m)	78,941 (l)			92,853	(n)

(a)	In calculating net income or loss on an adjusted cash basis, the Company excludes from net income or loss (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “net income or loss on an adjusted cash basis” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “net income or loss on an adjusted cash basis” presented in this press release may not be comparable to similar measures used by other companies.

(b)	Amortization expense of $71.9 million and $60.3 million in the fourth quarter of 2009 and 2008 GAAP results, respectively, including $11.6 million and $9.2 million charged to cost of sales, $1.2 million and $1.0 million charged to research and development, $58.8 million and $49.9 million charged to selling, general and administrative expense, in the respective quarters, with $0.3 million and $0.2 million charged through equity earnings of unconsolidated entities, net of tax, during the respective quarters. Amortization associated with discontinued operations amounted to $54,000 during the fourth quarter of 2009 and 2008.

(c)	Restructuring charge associated with the decision to close facilities of $6.9 million and $5.0 million in the fourth quarter of 2009 and 2008 GAAP results, respectively. The $6.8 million charge for the three months ended December 31, 2009 included $3.3 million charged to cost of sales, $0.2 million charged to research and development, $1.8 million charged to selling, general and administrative expense, $0.2 million charged to interest expense and $1.3 million charged through equity earnings of unconsolidated entities, net of tax. The $5.0 million charge for the three months ended December 31, 2008 included $1.5 million charged to cost of sales, $0.4 million charged to research and development, $1.7 million charged to selling, general and administrative expense, $0.1 million charged to interest expense and $1.3 million charged through equity earnings of unconsolidated entities, net of tax.

(d)	Compensation costs of $7.9 million and $6.7 million associated with stock-based compensation expense in the fourth quarter of 2009 and 2008 GAAP results, respectively, including $0.5 million and $0.5 million charged to cost of sales, $1.5 million and $1.2 million charged to research and development and $5.9 million and $5.0 million charged to selling, general and administrative, in the respective quarters.

(e)	A write-off in the amount of $1.4 million during the fourth quarter of 2009, relating to inventory write-ups recorded in connection with the acquisition of Concateno plc during the third quarter of 2009.

(f)	Acquisition-related costs in the amount of $4.3 million recorded in connection with the adoption of ASC 805, Business Combinations, on January 1, 2009.

(g)	$1.8 million of expense recorded in connection with fair value adjustments to acquisition-related contingent consideration obligations in accordance with ASC 805, Business Combinations.

(h)	A $3.2 million fair value write-down recorded in connection with an idle facility.

(i)	Expenses of $1.8 million ($1.1 million, net of tax) incurred in connection with the sale of our vitamins and nutritional supplements business.

(j)	Tax effect on adjustments as discussed above in notes (b), (c), (d), (e), (f), (g) and (h).

(k)	For the three months ended December 31, 2009, potential dilutive shares were not used in the calculation of diluted net loss per common share under GAAP because inclusion thereof would be antidilutive.

(l)	Included in the weighted average diluted common shares for the calculation of net income per common share on a GAAP basis for the three months ended December 31, 2008, are dilutive shares consisting of 724,000 common stock equivalent shares from the potential exercise of stock options and warrants. Potential dilutive shares consisting of 3,411,000 common stock equivalent shares from the potential conversion of convertible debt securities and potential dilutive shares consisting of 10,502,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock were not included in the calculation of net income per common share on a GAAP basis for the three months ended December 31, 2008 because inclusion thereof would be antidilutive.

(m)	Included in the weighted average diluted common shares for the calculation of net income per common share for the three months ended December 31, 2009, on an adjusted cash basis, are dilutive shares consisting of 1,922,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were potential dilutive shares consisting of 3,438,000 common stock equivalent shares from the potential conversion of convertible debt securities, 11,286,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock and 573,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business. The diluted net income per common share calculation for the three months ended December 31, 2009, on an adjusted cash basis, includes the add back of interest expense related to the convertible debt of $0.7 million, the add back of $5.9 million of preferred stock dividends related to the Series B convertible preferred stock and the add back of interest expense related to the ACON Second Territory Business of $0.1 million resulting in net income available to common stockholders of $70.9 million for the three months ended December 31, 2009.

(n)	Included in the weighted average diluted common shares for the calculation of net income per common share for the three months ended December 31, 2008, on an adjusted cash basis, are dilutive shares consisting of 724,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were potential dilutive shares consisting of 3,411,000 common stock equivalent shares from the potential conversion of convertible debt securities and 10,502,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock. The diluted net income per common share calculation for the three months ended December 31, 2008, on an adjusted cash basis, includes the add back of interest expense related to the convertible debt of $0.7 million and the add back of preferred stock dividends related to the Series B convertible preferred stock resulting in net income available to common stockholders of $60.9 million for the three months ended December 31, 2008.

Inverness Medical Innovations, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and
Reconciliation to Non-GAAP Adjusted Cash Basis Amounts
(in $000s, except per share amounts)

	Year Ended December 31, 2009						Year Ended December 31, 2008
					Non-GAAP						Non-GAAP
					Adjusted						Adjusted
			Non-GAAP		Cash				Non-GAAP		Cash
	GAAP		Adjustments		Basis (a)		GAAP		Adjustments		Basis (a)
Net product sales and services revenue	$1,893,566		$—		$1,893,566		$1,556,727		$—		$1,556,727
License and royalty revenue	29,075		—		29,075		25,826		—		25,826

Net revenue	1,922,641		—		1,922,641		1,582,553		—		1,582,553
Cost of net revenue	868,419		(55,605	)(b) (c) (d) (e)	812,814		729,035		(64,780	)(b) (c) (d) (e)	664,255

Gross profit	1,054,222		55,605		1,109,827		853,518		64,780		918,298
Gross margin	55%				58%		54%				58%
Operating expenses:
Research and development	112,848		(10,680	)(b) (c) (d)	102,168		111,828		(15,586	)(b) (c) (d)	96,242
Selling, general and administrative	798,679		(258,302	)(b) (c) (d) (f) (k) (l)	540,377		676,998		(198,652	)(b) (c) (d)	478,346
Gain on disposition	(3,355)		3,355	(g)	—		—		—		—

Operating income from continuing operations	146,050		321,232		467,282		64,692		279,018		343,710
Interest and other income (expense), net	(106,267)		(35	)(c) (h) (i) (j)	(106,302)		(103,106)		8,762	(c) (j)	(94,344)

Income (loss) from continuing operations before provision (benefit) for income taxes	39,783		321,197		360,980		(38,414)		287,780		249,366
Provision (benefit) for income taxes	15,627		110,398	(n)	126,025		(16,644)		99,159	(n)	82,515

Income (loss) from continuing operations before equity earnings of unconsolidated entities, net of tax	24,156		210,799		234,955		(21,770)		188,621		166,851
Equity earnings of unconsolidated entities, net of tax	7,626		6,226	(b) (c)	13,852		1,050		8,183	(b) (c)	9,233

Income (loss) from continuing operations	31,782		217,025		248,807		(20,720)		196,804		176,084
Income (loss) from discontinued operations, net of tax	1,934		1,226	(b) (m)	3,160		(1,048)		130	(b)	(918)

Net income (loss)	$33,716		$218,251		$251,967		$(21,768)		$196,934		$175,166

Preferred stock dividends	$(22,972)				(22,972)		$(13,989)				(13,989)

Net income (loss) available to common stockholders	$10,744				$228,995		$(35,757)				$161,177

Net income (loss) from continuing operations per common share:
Basic	$0.11				$2.80		$(0.45)				$2.08

Diluted	$0.11	(o)			$2.60	(q)	$(0.45	)(p)			$1.98 (r)

Net income (loss) from discontinued operations per common share:
Basic	$0.02				$0.04		$(0.01)				$(0.01)

Diluted	$0.02	(o)			$0.03	(q)	$(0.01	)(p)			$(0.01) (r)

Net income (loss) per common share:
Basic	$0.13				$2.84		$(0.46)				$2.07

Diluted	$0.13	(o)			$2.63	(q)	$(0.46	)(p)			$1.97 (r)

Weighted average common shares — basic	80,572				80,572		77,778				77,778

Weighted average common shares — diluted	81,967	(o)			96,845	(q)	77,778	(p)			83,376 (r)

(a)	In calculating net income or loss on an adjusted cash basis, the Company excludes from net income or loss (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “net income or loss on an adjusted cash basis” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “net income or loss on an adjusted cash basis” presented in this press release may not be comparable to similar measures used by other companies.

(b)	Amortization expense of $257.2 million and $215.3 million for the year 2009 and 2008 GAAP results, respectively, including $42.1 million and $43.4 million charged to cost of sales, $4.4 million and $3.7 million charged to research and development, $209.6 million and $167.1 million charged to selling, general and administrative expense, in the respective periods, with $0.2 million charged through income (loss) from discontinued operations, net of tax, and $0.9 charged through equity earnings of unconsolidated entities, net of tax, during each of the respective periods.

(c)	Restructuring charge associated with the decision to close facilities of $23.4 million and $50.7 million for the year 2009 and 2008 GAAP results, respectively. The $23.4 million charge for the year ended December 31, 2009 included $9.5 million charged to cost of sales, $1.1 million charged to research and development, $6.8 million charged to selling, general and administrative expense, $0.7 million charged to interest expense and $5.3 million charged through equity earnings of unconsolidated entities, net of tax. The $50.7 million charge for the year ended December 31, 2008 included $17.9 million charged to cost of sales, $7.2 million charged to research and development, $11.3 million charged to selling, general and administrative expense, $7.1 million charged to interest expense and $7.2 million charged through equity earnings of unconsolidated entities, net of tax.

(d)	Compensation costs of $28.2 million and $26.4 million associated with stock-based compensation expense for the year 2009 and 2008 GAAP results, respectively, including $2.0 million and $1.5 million charged to cost of sales, $5.2 million and $4.6 million charged to research and development and $21.0 million and $20.3 million charged to selling, general and administrative.

(e)	A write-off in the amount of $2.0 million during the each of the years ended December 31, 2009 and 2008, respectively, relating to inventory write-ups recorded in connection with the acquisitions of Concateno plc during the third quarter of 2009 and Panbio Limited and BBI Holdings Plc. during the first quarter of 2008, respectively.

(f)	Acquisition-related costs in the amount of $15.9 million recorded in connection with the adoption of ASC 805, Business Combinations, on January 1, 2009.

(g)	A $3.4 million gain associated with management’s decision to dispose of our Diamics, Inc. operations.

(h)	A $1.9 million compensation-related charge recorded in connection with the acquisition of Concateno plc.

(i)	A $0.3 million loss recorded in connection with the deferred payment of a portion of the ACON Second Territory Business purchase price consideration to be paid with our common stock.

(j)	A $2.9 million net realized foreign currency gain and a $1.7 million net realized foreign currency loss during the year ended December 31, 2009 and 2008, respectively, associated with restricted cash established in connection with the acquisitions of Concateno plc during the third quarter of 2009 and BBI Holdings Plc during the first quarter of 2008, respectively.

(k)	$1.8 million of expense recorded in connection with fair value adjustments to acquisition-related contingent consideration obligations in accordance with ASC 805, Business Combinations.

(l)	A $3.2 million fair value write-down recorded in connection with an idle facility.

(m)	Expenses of $1.8 million ($1.1 million, net of tax) incurred in connection with the sale of our vitamins and nutritional supplements business.

(n)	Tax effect on adjustments as discussed above in notes (b), (c), (d), (e), (f), (g), (h), (i), (j), (k) and (l).

(o)	Included in the weighted average diluted common shares for the calculation of net income per common share on a GAAP basis for the year ended December 31, 2009, are dilutive shares consisting of 1,395,000 common stock equivalent shares from the potential exercise of stock options and warrants. Potential dilutive shares consisting of 3,426,000 common stock equivalent shares from the potential conversion of convertible debt securities, 386,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business and potential dilutive shares consisting of 11,066,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock were not included in the calculation of net income per common share on a GAAP basis for the year ended December 31, 2009 because inclusion thereof would be antidilutive.

(p)	For the year ended December 31, 2008, potential dilutive shares were not used in the calculation of diluted net loss per common share under GAAP because inclusion thereof would be antidilutive.

(q)	Included in the weighted average diluted common shares for the calculation of net income per common share for the year ended December 31, 2009, on an adjusted cash basis, are dilutive shares consisting of 1,395,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were potential dilutive shares consisting of 3,426,000 common stock equivalent shares from the potential conversion of convertible debt securities, 11,066,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock and 386,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business. The diluted net income per common share calculation for the year ended December 31, 2009, on an adjusted cash basis, includes the add back of interest expense related to the convertible debt of $2.8 million, the add back of $23.0 million of preferred stock dividends related to the Series B convertible preferred stock and the add back of interest expense related to the ACON Second Territory Business of $0.4 million resulting in net income available to common stockholders of $255.1 million for the year ended December 31, 2009.

(r)	Included in the weighted average diluted common shares for the calculation of net income per common share for the year ended December 31, 2008, on an adjusted cash basis, are dilutive shares consisting of 2,188,000 common stock equivalent shares from the potential exercise of stock options and warrants and potential dilutive shares consisting of 3,411,000 common stock equivalent shares from the potential conversion of convertible debt securities. The diluted net income per common share calculation for the year ended December 31, 2008, on an adjusted cash basis, includes the add back of interest expense related to the convertible debt of $2.8 million resulting in net income available to common stockholders of $164.0 million. Potential dilutive shares consisting of 6,681,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock for the year ended December 31, 2008 were not used in the calculation of diluted net income per common share, on an adjusted cash basis, because inclusion thereof would be antidilutive.

Inverness Medical Innovations, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in $000s)

	December 31,	December 31,
	2009	2008

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$492,773	$141,324
Restricted cash	2,424	2,748
Marketable securities	947	1,763
Accounts receivable, net	354,453	261,369
Inventories, net	221,539	173,585
Prepaid expenses and other current assets	140,674	196,768
Assets held for sale	54,148	58,166

Total current assets	1,266,958	835,723

PROPERTY, PLANT AND EQUIPMENT, NET	324,388	274,478
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	5,193,429	4,714,635
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	159,217	130,524

Total assets	$6,943,992	$5,955,360

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of notes payable	$19,869	$19,509
Liabilities related to assets held for sale	11,558	19,193
Other current liabilities	406,587	326,672

Total current liabilities	438,014	365,374

LONG-TERM LIABILITIES:
Notes payable, net of current portion	2,129,455	1,501,025
Deferred tax liability	442,049	462,787
Other long-term liabilities	405,585	346,467

Total long-term liabilities	2,977,089	2,310,279

TOTAL EQUITY	3,528,889	3,279,707

Total liabilities and equity	$6,943,992	$5,955,360